Exhibit 10.28






                                   GUARANTOR'S
                                   -----------
                               SECURITY AGREEMENT
                               ------------------

          THIS SECURITY AGREEMENT (this "Security Agreement") is made this 31st day of July, 1996, by and between:

          Sloan Technology Corporation, a Delaware corporation, having an office at 602 East Montecito Street, Santa Barbara, California 93103 (hereinafter referred to as the "Debtor"), and

          FLEET BANK, N.A., a national banking association organized under the laws of the United States of America, having an office at 300 Broad Hollow Road, Melville, New York 11747 (hereinafter referred to as the "Agent"), as collateral agent for FLEET BANK, N.A., and THE CHASE MANHATTAN BANK (hereinafter collectively referred to as the "Secured Parties").

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, the Secured Parties and Veeco Instruments, Inc. (the "Borrower") have entered into a Credit Agreement dated July 31, 1996 (as it may hereafter be amended or otherwise modified from time to time, being the "Agreement") pursuant to which the Secured Parties may lend to the Borrower the aggregate principal amounts set forth therein, upon and subject to the terms and conditions thereof;

          WHEREAS, the Debtor has executed a Guarantee dated the date hereof as it may hereafter be amended or otherwise modified from time to time, (the "Guarantee") pursuant to which the Debtor has guaranteed the obligations of the Borrower to the Secured Parties;

          WHEREAS, it is a condition precedent to the obligation of the Secured Parties to extend credit to the Borrower provided for in the Agreement that the Debtor shall execute and deliver this Security Agreement; and

          WHEREAS, all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to continue to extend credit to the Borrower the Debtor agrees with the Agent and the Secured Parties as follows:

          1.   Security Interest.
               -----------------

          (a)  Grant of Security.  As security for the Obligations (as defined
               -----------------
in Section 1(b) hereof), the Debtor hereby assigns and pledges to the Agent on behalf of the Secured Parties, and hereby grants to the Agent on behalf of the Secured Parties a security interest in, all of the Debtor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Collateral"):

               (i) All personal property of the Debtor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Debtor with the Secured Parties or any of them or any of their affiliates or with any agent of the Secured Parties or any of them or any of their affiliates to the extent such account is maintained by such agent in its capacity as agent of any kind for the Secured Parties or any of them or any of their affiliates, and all goods, equipment, furniture, inventory (including, without limitation all raw materials, furnished goods and work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Debtor, and, as to all of the foregoing, any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, all proceeds of insurance thereon).

               The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the Debtor for (A) inventory sold or leased by it, (B) services rendered by it, or (C) advances or loans made by it to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

               (ii) All choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and any applications for patents and/or trademarks.

               (iii) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          (b)   Security for Obligations.  This Security Agreement secures the
                ------------------------
payment of all obligations of Debtor to the Secured Parties, or any of them, now or hereafter existing under the Guarantee or this Security Agreement, including, in each case, any modifications or amendments thereto, or otherwise, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any judicial proceeding (including, without limitation, bankruptcy or reorganization) (all such obligations being the "Obligations").

          (c)  Debtor Remains Liable.  Anything herein to the contrary
               ---------------------
notwithstanding, (i) the Debtor shall remain liable to perform all of its duties and obligations under the transactions giving rise to the Collateral to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Agent on behalf of the Secured Parties of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the transactions giving rise to the Collateral, which shall remain unchanged as if this Security Agreement had not been executed, and (iii) neither the Agent nor any of the Secured Parties shall have any obligation or liability under the transactions giving rise to the Collateral by reason of this Security Agreement, nor shall the Agent or any of the Secured Parties be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d)  Continuing Agreement.  This Security Agreement shall create a
               --------------------
continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and until the Guarantee shall no longer be in effect.

          2.   Debtor's Title; Liens and Encumbrances.
               --------------------------------------

          The Debtor represents and warrants that the Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims. The Debtor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Security Agreement, except as permitted pursuant to Section 8.2 of the Agreement, and the Debtor will promptly notify the Agent of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

          3.   Representations and Warranties;
               Location of Collateral and Records;
               Business and Trade Names of Debtor.
               ----------------------------------

          (a) The Debtor represents and warrants that it has no place of business, offices where Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on
Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Agent of any change in the foregoing representation. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule I and at none other. The Debtor further covenants that except for Collateral delivered to the Agent or an agent for the Agent, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule I annexed hereto. To the extent that any Collateral is located at a location which is not owned by the Debtor, the Debtor shall deliver to the Agent, for the benefit of the Secured Parties, landlords waivers in form and substance satisfactory to the Secured Parties.

          (b) The Debtor represents and warrants that it currently uses, and during the last five years has used, no business or trade names, except as set forth on Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Agent, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by the Debtor for billing purposes.

          (c) The Debtor represents and warrants that upon the filing of financing statements on Form UCC-1 in the jurisdictions listed on Schedule 1 hereto, the liens granted hereunder shall be perfected and, subject to the Permitted Liens, shall constitute first priority security interests in the Collateral.

          (d) The Debtor represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rules of that Act, and covenants that the Debtor will continue to comply with the provisions of such Act.

          4.   Perfection of Security Interest.
               -------------------------------

          The Debtor will execute all such financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law as the Agent or the Secured Parties may require to perfect the security interest in the Collateral created hereunder, each in form satisfactory to the Agent and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto to the Guarantee or to the Agreement (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Agent to be necessary or desirable. The Debtor hereby authorizes the Agent to take all action (including, without limitation, the filing of any Uniform Commercial Code financing statements or amendments thereto without the signature of the Debtor or by signing of the Debtor's name to any such financing statements as its attorney-in-fact,) which the Agent may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

          5.   General Covenants.
               -----------------

          The Debtor shall:

          (a) furnish the Agent from time to time at the Agent's reasonable request written statements and schedules further identifying and describing the Collateral in such detail as the Agent may reasonably require;

          (b) advise the Agent promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein;

          (c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business except where the failure to comply (a) is non-material and (b) has no effect on the value of the Collateral or on the ability of the Secured Parties to exercise their rights and remedies hereunder; provided, however, that the Debtor may
                                     --------  -------
contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Agent's reasonable opinion, adversely affect the Agent's or the Secured Parties' rights or the priority of their security interests in the Collateral;

          (d) perform and observe all covenants, restrictions and conditions contained in the Agreement and applicable to the Borrower providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Security Agreement and were applicable to it;

          (e) promptly notify the Agent of all disputes with account debtors involving amounts in excess of $100,000;

          (f) promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time in its sole discretion deem necessary to perfect, protect or enforce the Agent's or the Secured Parties' security interests in the Collateral or otherwise to effect the intent of this Security Agreement;

          (g) keep or cause to be kept the Collateral in good working order, repair, running and marketable condition, ordinary wear and tear excepted, at the Debtor's own cost and expense; and

          (h) not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, any part or all of the Collateral, without the express prior written consent of the Agent (exercisable in the sole discretion of the Secured Parties), except
(i) for the sale from time to time in the ordinary course of business of the Debtor of such items of Collateral as may constitute part of the business inventory of the Debtor; and (ii) as otherwise expressly provided in the Agreement.

          6.   Assignment of Insurance.
               -----------------------

          At or prior to the date hereof, the Debtor shall deliver to Secured Parties copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Secured Parties naming the Secured Parties as additional insured parties as their interests may appear with respect to liability coverage and the Agent on behalf of the

Secured Parties as loss payee with respect to property and extended insurance coverage, and indicating that no such policy will be terminated, or reduced in coverage or amount, without at least thirty (30) days prior written notice from the insurer to the Agent. As further security for the due payment and performance of the Obligations, the Debtor hereby assigns to the Agent for the benefit of the Secured Parties all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral, and the Debtor hereby directs each insurance company issuing any such policy to make payment of sums directly to the Agent for the benefit of the Secured Parties. The Debtor hereby appoints the Agent as the Debtor's attorney-in-fact and authorizes the Agent in the Debtor's or in the Agent's name to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and, upon the occurrence of any Default or Event of Default, to cancel, assign or surrender any such policies. All such sums received by the Agent shall be applied by the Agent to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Secured Parties, or as otherwise required by applicable law.

          7.   Fixtures.
               --------

          It is the intent of the Debtor and the Secured Parties that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Debtor will, upon request, furnish the Agent with a disclaimer or subordination in form reasonably satisfactory to the Agent of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

          8.   Collections.
               -----------

          (a) The Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, or (iii) in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of, and all of the foregoing amounts so collected after the occurrence of an Event of Default shall be held in trust by the Debtor for, and as the property of, the Secured Parties and shall not be commingled with other funds, money or property of the Debtor.

          (b) Upon the written request of the Agent, during the occurrence and continuance of an Event of Default, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, deliver any such items to the Agent for the benefit of the Secured Parties accompanied by a remittance report in form supplied or approved by the Agent, such items to be delivered to the Agent in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of and all other notices with respect thereto.

          (c) Upon the written request of the Agent, during the occurrence and continuance of an Event of Default, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, deliver any such items to the Agent accompanied by a remittance report in form supplied or approved by the Agent, such items to be delivered to the Agent in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect hereto.

          (d) Upon the written request of the Agent, the Debtor will promptly notify the Agent in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles and, upon the occurrence and during the continuance of an Event of Default, the Debtor shall forthwith account therefor to the Agent for the benefit of the Secured Parties in cash without demand or notice and until such payment has been received by the Agent the Debtor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of the Agent for the benefit of the Secured Parties, and the Agent is authorized to sell, for the Debtor's account and at the Debtor's sole risk, all or any part of such goods.

          (e) All of the foregoing remittances shall be applied and credited by the Agent first to satisfaction of the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Debtor.

          9.   Rights and Remedies.
               -------------------

          In the event of the occurrence and continuance of any Event of Default, the Agent, on behalf of the Secured Parties, shall at any time thereafter have the right, with or without (to the extent permitted by applicable law) notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that the Agent, on behalf of the Secured Parties, shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Agent in its sole discretion may deem advisable, and it or any of the Secured Parties shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Agent shall have the right, at its sole option and discretion, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Agent's request, the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Agent, without rent, all of the Debtor's premises and facilities for the purpose of the Agent's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Agent and/or the Secured Parties, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Agent shall account to the Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Agreement, and the reasonable fees of any attorneys employed by the Agent and/or the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Agent and the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, except for the gross negligence or willful misconduct of the Agent or any Secured Party.

          10.  Costs and Expenses.
               ------------------

          Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent and/or the Secured Parties, in connection with the preparation of this Security Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral and the Secured Parties' security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates, shall be borne and paid by the Debtor on demand by the Agent and/or the Secured Parties or any of them and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Agreement. The parties hereto agree that the attorneys' fees and legal expenses of the Agent and the Secured Parties incurred prior to the date of this Security Agreement shall be limited to the fees and expenses of Rivkin, Radler & Kremer, counsel to the Secured Parties.

          11.  Power of Attorney.
               -----------------

          The Debtor authorizes the Agent and does hereby make, constitute and appoint the Agent, and any officer or agent of the Agent, with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtor, upon the occurrence and during the continuance of an Event of Default: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral which are not permitted under the Agreement; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (e) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Agent may designate; and (f) generally to do, at the Agent's option and at the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Secured Parties' security interest therein in order to effect the intent of this Security Agreement, the Guarantee and the Agreement, all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

          12.  Notices.
               -------

          Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified or registered mail or by recognized overnight delivery services to any party at its address on the signature page of this Security Agreement. Notices shall be effective (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to the Agent and the Secured Parties shall be effective on receipt.

          13.  Other Security.
               --------------

          To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, then the Agent shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Agent's and/or the Secured Parties' rights and remedies hereunder.

          14.  Deposits.
               --------

          Any and all deposits or other sums at any time credited by or due from any of the Secured Parties to the Debtor, whether in regular or special depository accounts or otherwise, shall at all times constitute additional Collateral for the Obligations, and may, upon the occurrence and during the continuance of an Event of Default, be set-off by the Secured Parties, or any of them, against any Obligations at any time, whether or not other collateral held by the Agent on behalf of the Secured Parties is considered to be adequate.

          15.  Miscellaneous.
               -------------

          (a) Beyond the safe custody thereof, the Agent shall as to the Debtor have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          (b) No course of dealing between the Debtor and the Agent or the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or the Secured Parties, any right, power or privilege hereunder, under the Guarantee or under the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) All of the Agent's and the Secured Parties' rights and remedies with respect to the Collateral, whether established hereby, by the Guarantee or by the Agreement, or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

          (d) The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

          (e) This Security Agreement (including this subsection) is subject to modification only by a writing signed by all of the parties hereto.

          (f) The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of the Debtor under this Security Agreement shall not be assigned or delegated without the prior written consent of the Agent and the Secured Parties

























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






(exercisable in their sole discretion), and any purported assignment or delegation without such consent shall be void.

          16.  Term of Agreement.
               -----------------

          Notwithstanding anything herein or in the Agreement, the Agent and the Secured Parties agree that:

          (a) upon the payment in full of the Obligations (other than Obligations, including, without limitation, indemnities, which are intended to survive the payment of the Loans and/or termination of the Commitments) and termination of the Commitments, (1) this Security Agreement shall automatically terminate and be of no force or effect, (2) all liens created hereunder shall terminate, (3) the Agent shall promptly deliver and/or transfer to the Debtor any and all Collateral in the Agent's or its representative's possession and (4) the Agent shall execute and deliver to the Debtor such documents and instruments as the Debtor shall reasonably request in order to evidence the foregoing; and

          (b) upon the sale, transfer or other disposition of any Collateral permitted to be sold, transferred or otherwise disposed of under the Agreement, the lien therein created hereunder shall automatically terminate and the Agent shall execute and deliver to the Debtor such documents and instruments as the Debtor shall reasonably request in order to evidence same.

          WITNESS the execution hereof as of the day and year first above written.

                              SLOAN TECHNOLOGY CORPORATION, as Debtor

                              By:  /s/ John F. Rein, Jr.
                                  -------------------------------------
                                   Name: John F. Rein, Jr.
                                   Title:   Vice President

                              Address for Notices:

                              602 East Montecito Street
                              Santa Barbara, CA  93103
                              Telephone: (805) 963-4431
                              Telecopier: (805) 962-5163
                              Attention: Tim Stuitz

                              FLEET BANK, N.A., as Agent
                              and as a Secured Party

                              By: /s/ William Ewing
                                 -----------------------------
                                   Name:  William Ewing
                                   Title:  Vice President

                              Address for Notices:

                              FLEET BANK, N.A.
                              300 Broad Hollow Road
                              Melville, New York  11747
                              Telephone:  (516) 547-7759
                              Telecopier:  (516) 547-7815
                              Attention:  William Ewing


                              THE CHASE MANHATTAN BANK


                              By:  /s/ Carolyn B. Lattanzi
                                  ---------------------------------
                                   Name:  Carolyn B. Lattanzi
                                   Title:  Vice President

                              Address for Notices:

                              THE CHASE MANHATTAN BANK
                              395 North Service Road
                              Melville, New York  11747
                              Telephone:  (516) 755-5163
                              Telecopier:  (516) 755-0143
                              Attention:  Carolyn B. Lattanzi

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT
                               ------------------




                         Offices Where Records Are Kept:
                         -------------------------------

                             Sloan Technology Corp.
                           602 East Montiecito Street
                        Santa Barbara, California  93103


                        Other Locations Where Collateral
                           Is Stored, Used or Located:
                           --------------------------

                              Koll Business Center
                                1582 Parkway Loop
                         Suite E, Building 0301, Unit E
                            Tustin, California  92680

                            470 South Hillview Drive
                              Milpitas, California

                         Concorde Professional Building
                             9944 South Roberts Road
                                    Suite 101
                          Palos Hills, Illinois  60464

                            Business and Trade Names
                                 Used by Debtor:
                                 ---------------

                                Sloan Technology

                                   SCHEDULE A
                                       TO
                            UCC-1 FINANCING STATEMENT
               NAMING SLOAN TECHNOLOGY CORPORATION, AS DEBTOR, AND
                                FLEET BANK, N.A.,
                             AS AGENT FOR ITSELF AND
                  THE CHASE MANHATTAN BANK, AS SECURED PARTIES
                  --------------------------------------------

          All of the Debtor's right, title and interest, whether now existing or hereafter arising, in and to the following:

          (a) All personal property of the Debtor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Debtor with the Secured Parties or any of them, or with any agent of the Secured Parties or any of them to the extent such account is maintained by such agent in its capacity as agent of any kind for the Secured Parties or any of them, and all goods, equipment, furniture, inventory (including, without limitation, all raw materials, finished goods and work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Debtor and, as to all the foregoing, any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the Debtor for (A) inventory sold or leased by it,
(B) services rendered by it, or (C) advances or loans made by it to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

          (b) All choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and any applications for patents and/or trademarks.

          (c) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          (d) All sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral.

          (e) Any and all deposits or other sums at any time credited by or due from any of the Secured Parties to the Debtor whether in regular or special depository accounts or otherwise. When the term "Secured Parties" is used above, it means Fleet Bank, N.A., and The Chase Manhattan Bank.